UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d)
OF THE SECURITIES EXCHANGE ACT OF 1934

April 8, 2009 (April 2, 2009)
Date of Report (Date of earliest event reported)

VINEYARD NATIONAL BANCORP
(Exact name of registrant as specified in its charter)

California	000-20862	33-0309110
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1260 Corona Pointe Court, Corona, California	92879
(Address of principal executive offices)	(Zip Code)

(951)271-4232
(Registrant’s telephone number, including area code)

Not Applicable
(Former name, former address and former fiscal year, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

    ☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
    ☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
    ☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
    ☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 3.01	Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing.

On April 1, 2009, Vineyard National Bancorp (the “Company”) filed a Form 12b-25, Notification of Late Filing, with the Securities and Exchange Commission with regard to its Annual Report on Form 10-K for the year ended December 31, 2008 (the “Form 10-K”), indicating that the Company would not be able to timely file the Form 10-K.

On April 2, 2009, the Company received a NASDAQ Staff Determination letter notifying the Company that its failure to timely file the Form 10-K constitutes a failure to satisfy the filing requirement for continued listing under NASDAQ Marketplace Rule 4310(c)(14) and, therefore, trading in the Company’s securities is subject to suspension and delisting.  The Company’s common stock is listed on The NASDAQ Global Select Market.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

VINEYARD NATIONAL BANCORP

Date: April 8, 2009	By:	/s/ James G. LeSieur III
James G. LeSieur III
Interim Chief Financial Officer